QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KOSS CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KOSS CORPORATION
4129 North Port Washington Avenue
Milwaukee, Wisconsin 53212

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on

                       , 2009

        We hereby notify you that we will hold a special meeting of stockholders of Koss Corporation at the Milwaukee River Hilton Hotel at 4700 North Port Washington Avenue, Milwaukee, Wisconsin, on                    ,                     , 2009, at                         a.m. At the special meeting, we will consider and act on the following proposals:

  1.
  To authorize Koss's Board of Directors, in its discretion, to amend the Restated Certificate of Incorporation to increase the total number of shares of Common Stock that Koss has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares; and

  2.
  Such other business as may properly be brought before the Special Meeting.

        Stockholders of Koss may also be asked to vote upon a proposal to adjourn or postpone the special meeting. Koss could use any adjournment or postponement of the special meeting for the purpose, among others, of allowing additional time for soliciting additional votes to authorize the Board of Directors to approve the amendment of Koss's Restated Certificate of Incorporation.

        Only stockholders of record at the close of business on                    , 2009, will be entitled to notice of and to vote at the special meeting. Information regarding the matters to be considered and voted upon at the special meeting is set forth in the Proxy Statement accompanying this notice.

        You are cordially invited to attend our special meeting in person, if possible. In order to assist us in preparing for our special meeting, we urge you to promptly sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage. If you attend our special meeting, you may vote your shares in person even if you previously submitted a proxy.

By Order of the Board of Directors

Sujata Sachdeva, Secretary

Milwaukee, Wisconsin , 2009

KOSS CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

                       , 2009

INTRODUCTION

        THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the "Company") for use at the Company's Special Meeting of Stockholders (the "Meeting") and any adjournment thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders.

        Date, Time, and Location.    The Meeting will be held at the Milwaukee River Hilton Hotel, 4700 North Port Washington Avenue, Milwaukee, Wisconsin 53212, on                    ,                    , 2009, at                     a.m. local time.

        Purposes of the Meeting.    The Company is soliciting the stockholders' proxies. At the Meeting, stockholders will consider and vote upon the following: (i) the authorization of the Company's Board of Directors, in its discretion, to amend the Company's Restated Certificate of Incorporation to increase the total number of shares of the Company's common stock (the "Common Stock") that the Company has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares; and (ii) such other business as may properly be brought before the Meeting.

        Proxy Solicitation.    The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers, and employees personally or by telephone. The Company will reimburse brokerage firms, custodians, and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately                    , 2009.

        Quorum and Voting Information.    Only stockholders of record of the Company's Common Stock at the close of business on                    , 2009 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding                    shares of Common Stock, each of which is entitled to one vote per share. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will not be considered as present and entitled to vote with respect to that matter (although those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The vote required to authorize the Company's Board of Directors, in its discretion, to amend the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The vote required to approve any other matter to be presented to the Meeting is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. Abstentions and broker non-votes will have the same effect as votes "against" authorization of the Board of Directors to amend the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares.

        Proxies and Revocation of Proxies.    A proxy in the accompanying form that is properly executed, duly returned to the Company, and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby (the "Proxyholders") to vote on such matter in their sole discretion. At the present time, the Company knows of no other matters that are to come before the Meeting. See "PROPOSAL 2. TRANSACTION OF OTHER BUSINESS." If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted "FOR" the authorization of the Company's Board of Directors, in its discretion, to amend the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares, and to approve any other matter to be presented to the Meeting. If matters other than those mentioned in this Proxy Statement properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

        Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on                    , 2009

The Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card
are available at www.koss.com.

 PROPOSAL 1. AUTHORIZATION TO AMEND RESTATED CERTIFICATE OF INCORPORATION

        The Company's Restated Certificate of Incorporation currently authorizes the issuance of a total of 8,500,000 shares of Common Stock. The amendment being proposed for approval at the Special Meeting would authorize the Board of Directors to increase the total number of authorized shares of Common Stock from 8,500,000 to 20,000,000 shares, par value $0.005 per share.

        The full text of the proposed amendment is set forth in Appendix A to this Proxy Statement. The newly authorized shares of Common Stock will constitute additional shares of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock currently authorized.

  Reasons for the Proposed Amendment

        The Company's Board of Directors recommends the increase in the number of authorized shares of Common Stock in order to allow the Company to effect a two-for-one forward stock split, which is required in order to bring the Company into compliance with Nasdaq's listing requirements. On September 10, 2009, Nasdaq notified the Company that it no longer met the 750,000 minimum publicly held shares requirement under Listing Rule 5450(b)(1)(B) for continued listing on The Nasdaq Global Market. The proposed stock split will cause the Company's total number of publicly held shares to exceed the 750,000 minimum threshold while maintaining the Company's compliance with Nasdaq's other continued listing requirements. On September 24, 2009, the Company submitted its compliance plan to Nasdaq describing the proposed stock split. On September 29, 2009, Nasdaq granted the Company an extension of time in order to allow the Company to regain compliance with Nasdaq's listing requirements. The Company must regain compliance with Nasdaq's listing requirements by December 24, 2009.

        On October 7, 2009, the Company's Board of Directors voted to recommend to the stockholders that the number of authorized shares of the Common Stock of the Company be increased from 8,500,000 shares to 20,000,000 shares. At that meeting, the Board of Directors conditionally approved a two-for-one forward stock split to be effected in the form of a stock dividend of one share of Common Stock for each share of Common Stock outstanding on or about                        , 2009, the proposed record date for the stock split. The stock split is conditioned upon approval by the stockholders of the proposed amendment.

        As of                        , 2009,                     shares were issued and outstanding. Additionally, approximately                        shares were reserved for issuance pursuant to the Company's stock options plan, leaving only approximately                        authorized and unreserved shares of Common Stock available for future use. The current number of authorized and unreserved shares of Common Stock is insufficient to effect the two-for-one forward stock split. The proposed amendment will permit the Board of Directors to issue the additional shares to accommodate the forward stock split and bring the Company into compliance with Nasdaq's listing requirements.

        A stockholder vote against the proposed increase in the number of authorized shares of the Company's Common Stock will have the effect of preventing the stock split and could result in the eventual delisting of the Company's Common Stock from the Nasdaq Global Market due to failure to company with Nasdaq's listing requirements. If the Company's Common Stock is delisted, the Company has the right to appeal Nasdaq's delisting determination to a Listing Qualifications Panel.

  Stock Split Implementation

        If the proposed amendment is approved, holders of record of Common Stock as of the close of business on the stock split record date will receive, as a stock dividend, one additional share of Common Stock for each share of Common Stock owned as of that date. The stockholders of the

Company as of the stock split record date will not pay, and the Company will not receive, any payment or other consideration for the additional shares that will be issued or the adjustments that will be made pursuant to the stock split. A stockholder's equity interest in the Company will not increase as a result of the stock split; however, any sale of the shares received as a result of the stock split by a stockholder will reduce such stockholder's proportional equity in the Company.

        The Company will apply to Nasdaq for listing of the additional shares of Common Stock to be issued if the proposed amendment is approved. If the proposed amendment is approved, all holders of record of Common Stock at                         p.m., Central Time, on the proposed record date for the split,                                     , 2009, will receive one additional share for each share that they own of record on that date.

        Holders of Common Stock should retain their Common Stock certificates issued prior to the stock split record date, and those certificates issued prior to that date will continue to represent the number of shares of Common Stock evidenced thereby. American Stock Transfer & Trust Co., LLC, the Company's transfer agent, will deliver a physical certificate representing the additional shares of Common Stock each holder is entitled to as a result of the stock split. American Stock Transfer & Trust Co., LLC, which will serve as the record keeper for all shares of Common Stock being issued in connection with the stock split, can be reached at 1-800-937-5449.

        Holders of Common Stock whose shares are held by a broker or other nominee in "street name" will not receive certificates representing the new shares. Instead, their accounts will be credited with the new shares in accordance with the procedures used by their broker or nominee.

        IMPORTANT NOTE: CERTIFICATES REPRESENTING SHARES OF COMMON STOCK ISSUED PRIOR TO THE STOCK SPLIT WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF COMMON STOCK AFTER THE EFFECTIVE DATE. THEREFORE, PLEASE DO NOT DESTROY OR RETURN YOUR EXISTING CERTIFICATES.

  Accounting Effects of the Proposed Stock Split

        If the proposed amendment is approved, an amount equal to the par value of shares issued in the stock split will be transferred from Koss's additional paid-in capital account to its common stock account. The par value of the Common Stock after the stock split will be $0.005.

  Tax Effects of the Stock Split

        The Company has been advised that the proposed stock split will result in no gain or loss or realization of taxable income to owners of Common Stock under existing United States federal income tax laws. The tax basis of each share of Common Stock held immediately before the stock split will be allocated pro rata between this original share and the new share of Common Stock distributed with respect to the original share. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and stockholders are urged to consult their own tax advisers.

  Anti-Takeover Effects of the Proposed Amendment

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of the Company more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover scenario.

        In addition, the increased number of shares authorized by the proposed amendment could permit the Board of Directors to issue Common Stock to persons supportive of management's position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the Restated Certificate of Incorporation.

  Additional Effects of the Stock Split

        Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options awarded and to be awarded under the Company's stock options program.

        Under Delaware law, the Company's stockholders are not entitled to dissenters' rights with respect to the proposed amendment to the Company's Restated Certificate of Incorporation. Furthermore, the Company's stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate equity interests in the Company.

        Although the Board of Directors will authorize the further issuance of Common Stock after the stock split only when it considers such issuance to be in the best interests of the Company, stockholders should recognize that any such issuance of additional stock will have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and the equity and voting rights of holders of shares of Common Stock.

  Recommendation of the Board of Directors

        The Board of Directors has unanimously approved the proposed amendment and has determined that the increase in authorized Common Stock is in the best interests of the Company and its stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

        Holders of shares of Common Stock representing a majority of the voting power, present in person or represented by properly executed proxy, shall constitute a quorum. The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting.

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the proposed amendment. Any shares not voted (whether by abstention or broker non-votes) will have the effect of a vote against the proposed amendment.

        The Company expects that the "Koss Family," who own or beneficially own approximately 73.13% of the outstanding Common Stock as of September 30, 2009, will vote "for" the authorization of the Board of Directors, in its discretion, to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Beneficial Ownership of Company Securities

        The following table sets forth, as of September 30, 2009, the number of shares of Common Stock "beneficially owned" (as defined under applicable regulations of the SEC), and the percentage of such shares to the total number of shares outstanding, for each current executive officer, for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of September 30, 2009, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name and Business Address(1)	Number of Shares Beneficially Owned(2)	Percent of Outstanding Common Stock(3)
John C. Koss(4)	1,404,476	38.05%
Michael J. Koss(5)	999,976	27.09%
John Koss, Jr.(6)	295,142	8.00%
Thomas L. Doerr	0	*
Lawrence S. Mattson	0	*
Theodore H. Nixon	2,480	*
John J. Stollenwerk	13,551	*
Sujata Sachdeva(7)	35,785	*
Declan Hanley(8)	60,000	1.63%
Lenore E. Lillie(9)	58,984	1.60%
Cheryl Mike(10)	40,494	1.10%
All directors and executive officers as a group (11 persons)(11)	2,910,888	78.86%
Koss Family Voting Trust, John C. Koss, Trustee(12)	1,216,785	32.96%
Koss Employee Stock Ownership Trust ("KESOT")(13)	339,258	9.19%
Royce and Associates, LLC(14)	370,723	10.04%

(*)
denotes beneficial ownership of less than 1%.

(1)
Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

(2)
Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of September 30, 2009.

(3)
All percentages shown in the above table are based on 3,691,353 shares outstanding and entitled to vote on September 30, 2009, plus (for Michael J. Koss, John C. Koss, Jr., Ms. Sachdeva, Mr. Hanley, Ms. Lillie, Ms. Mike, and for all directors and executive officers as a group) the number of options exercisable within 60 days of September 30, 2009. The percentage calculation assumes, for each individual owning options and for directors and executive officers as a group, the exercise of that number of stock options that are exercisable within 60 days of September 30, 2009.

(4)
Includes the following shares which are deemed to be "beneficially owned" by John C. Koss: (i) 61,732 shares owned directly or by his spouse; (ii) 1,216,785 shares as a result of his position as trustee of the Koss Family Voting Trust; (iii) 124,300 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (iv) 1,659 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust ("KESOT") and his ability to vote such shares pursuant to the terms of the KESOT—see "Executive Compensation and Related Matters—Other Compensation Arrangements—Employee Stock Ownership Plan and Trust."

(5)
Includes the following shares which are deemed to be "beneficially owned" by Michael J. Koss: (i) 538,380 shares owned directly or by reason of family relationships; (ii) 73,696 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iii) 111,034 shares as a result of his position as an officer of the Koss Foundation; (iv)85,000 shares with respect to which he holds options which are exercisable within 60 days of September 30, 2009; and (v) 339,258 shares which are held by the KESOT (see Note (9), below). The 73,696 shares allocated to Michael J. Koss' KESOT account, over which he holds voting power, are included within the aforementioned 339,258 shares but are counted only once in his individual total.

(6)
Includes the following shares which are deemed to be "beneficially owned" by John Koss, Jr.: (i) 247,642 shares owned directly or by reason of family relationships; (ii) 47,500 shares with respect to which he holds options which are exercisable within 60 days of September 30, 2009; and (iii) 53,495 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

(7)
Includes the following shares which are deemed to be "beneficially owned" by Sujata Sachdeva: (i) 27,000 shares with respect to which she holds options which are exercisable within 60 days of September 30, 2009; and (ii) 8,785 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(8)
Includes the following shares which are deemed to be "beneficially owned" by Declan Hanley: (i) 60,000 with respect to which she holds options which are exercisable within 60 days of September 30, 2009.

(9)
Includes the following shares which are deemed to be "beneficially owned" by Lenore E. Lillie: (i) 10,044 shares owned directly; (ii) 31,654 shares with respect to which she holds options which are exercisable within 60 days of September 30, 2009; and (iii) 17,286 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(10)
Includes the following shares which are deemed to be "beneficially owned" by Cheryl Mike: (i) 28,000 shares with respect to which she holds options which are exercisable within 60 days of September 30, 2009; and (ii) 12,494 shares by reason of the allocation of those shares to her account under the KESOT and her ability to vote such shares.

(11)
This group includes 11 people, all of whom are listed on the accompanying table. To avoid double-counting: (i) the 339,258 total shares held by the KESOT and deemed to be beneficially owned by Michael J. Koss as a result of his position as a KESOT Trustee (see Note (5), above) include shares allocated to the KESOT accounts of John C. Koss, Michael J. Koss, John Koss, Jr., Ms. Sachdeva, Ms. Lillie, and Ms. Mike, in the above table but are included only once in the total; and (ii) the 1,216,785 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) are included in his individual total share ownership and are included only once in the total.

(12)
The Koss Family Voting Trust was established by John C. Koss. The sole trustee is John C. Koss. The term of the Koss Family Voting Trust is indefinite. Under the Trust Agreement, John C. Koss, as trustee, holds full voting and dispositive power over the shares held by the Koss Family Voting Trust. All of the 1,216,785 shares held by the Koss Family Voting Trust are included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

(13)
The KESOT holds 339,258 shares. Authority to vote these shares is vested in KESOT participants to the extent shares have been allocated to individual KESOT accounts. All 339,258 of these KESOT shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael J. Koss and Cheryl Mike (the Company's Vice President of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed under applicable SEC rules to beneficially own) all 339,258 KESOT shares.

(14)
1414 Avenue of the Americas, New York, NY 10019. The share ownership reported by Royce & Associates, LLC is based on the most recently available public information obtained by the Company from the amended Schedule 13G filed with the SEC by Royce & Associates, LLC on July 09, 2009.

PROPOSAL 2. TRANSACTION OF OTHER BUSINESS

        The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS FOR SPECIAL MEETING

        There are no stockholder proposals on the agenda for the Meeting. In order to be eligible for inclusion in the Company's proxy materials for its 2010 Annual Meeting, a stockholder proposal must be received by the Company no later than May 11, 2010 and must otherwise comply with the applicable rules of the SEC. To avoid controversy over when a stockholder proposal is received, stockholder proposals should be sent by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

By Order of the Board of Directors

Sujata Sachdeva, Secretary

Milwaukee, Wisconsin , 2009

 APPENDIX A

PROPOSED TEXT OF ARTICLE V OF
KOSS CORPORATION
RESTATED CERTIFICATE OF INCORPORATION

        The text of the proposed amended and restated Article V of the Restated Certificate of Incorporation of Koss Corporation is as follows:

        The aggregate number of shares of capital stock which the Corporation shall have the authority to issue is twenty million (20,000,000) shares designated as "Common Stock" with $.005 par value.

A-1

PROXY

KOSS CORPORATION

4129 North Port Washington Avenue

Milwaukee, Wisconsin 53212

SPECIAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John C. Koss and Thomas L. Doerr, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on                , 2009 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.

Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the authorization of the Company’s Board of Directors to amend the Restated Certificate of Incorporation, in its discretion, to increase the total number of shares of Common Stock that Koss has the authority to issue from eight million five hundred thousand (8,500,000) shares to twenty million (20,000,000) shares.  If any other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

KOSS CORPORATION

              , 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement, Proxy Card

are available at – www.koss.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

☐ FOR

☐ AGAINST

☐ ABSTAIN

2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
PROPOSAL 1. AUTHORIZATION TO AMEND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL 2. TRANSACTION OF OTHER BUSINESS
STOCKHOLDER PROPOSALS FOR SPECIAL MEETING
  APPENDIX A
PROPOSED TEXT OF ARTICLE V OF KOSS CORPORATION RESTATED CERTIFICATE OF INCORPORATION